UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2004

Saucony, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	000-05083	04-1465840
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

13 Centennial Drive, Peabody, MA	01960
(Address of principal executive offices)	(Zip Code)

978-532-9000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Item 12.    Disclosure of Results of Operations and Financial Condition.

On January 14, 2004 Saucony, Inc. announced that it will be presenting at the 6th Annual ICR XChange, Leisure & Lifestyle Conference on January 15, 2004. In connection with that announcement, Saucony provided updated net sales and earnings per share guidance for the fourth quarter of fiscal 2003 and updated earnings per share guidance for the 2003 fiscal year. The updated guidance for both the fourth quarter of fiscal 2003 and the 2003 fiscal year is preliminary and subject to year-end audit. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2004	SAUCONY, INC.

By: /s/ Michael Umana
Michael Umana Executive Vice President, Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 14, 2004